SUPPLEMENT TO THE FIDELITY CASH RESERVES
AND FIDELITY U.S. GOVERNMENT RESERVES
JANUARY 20, 1998
STATEMENT OF ADDITIONAL INFORMATION
THE FOLLOWING NON-FUNDAMENTAL LIMITATION REPLACES LIMITATION (I) FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION OF FIDELITY CASH RESERVES BEGINNING ON PAGE 2.
(i) The fund does not currently intend to purchase a security (other than obligations issued or guaranteed as to principal and interest by the United States government, its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in securities of a single issuer; provided the fund may invest up to 10% of its total assets in the first tier securities of a single issuer for up to three business days and in the securities of money market funds.
THE FOLLOWING INFORMATION SUPPLEMENTS THE INVESTMENT LIMITATIONS OF FIDELITY CASH RESERVES BEGINNING ON PAGE 2.
For purposes of limitations (1) and (i), certain securities subject to guarantees (including insurance, letters of credit and demand features) are not considered securities of their issuer, but are subject to separate diversification requirements, in accordance with industry standard requirements for money market funds.
THE FOLLOWING INFORMATION SUPPLEMENTS THE INVESTMENT LIMITATIONS OF FIDELITY U.S. GOVERNMENT RESERVES BEGINNING ON PAGE 3.
For purposes of limitation (1), certain securities subject to guarantees (including insurance, letters of credit and demand features) are not considered securities of their issuer, but are subject to separate diversification requirements, in accordance with industry standard requirements for money market funds.